UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AARDVARK THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

AARDVARK THERAPEUTICS, INC.

4370 La Jolla Village Drive, Suite 1050

San Diego, CA 92122

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2026 (AT 9:00 A.M. PACIFIC TIME)

To the Stockholders of Aardvark Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Aardvark Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Friday, August 14, 2026, at 9:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/AARD2026. The Annual Meeting will be held for the following purposes:

(1)
To elect two Class I directors to hold office until the 2029 annual meeting of stockholders or until their successors are elected and qualified;
(2)
To ratify the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C., as the independent registered public accounting firm and independent auditor of the Company for its year ending December 31, 2026;
(3)
To approve the repricing of certain outstanding stock options issued under the Aardvark Therapeutics, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Plan”), the Aardvark Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) and the Aardvark Therapeutics, Inc. 2025 Inducement Equity Incentive Plan (the “2025 Inducement Plan”) that are held by Eligible Participants (as defined in the Proxy Statement accompanying this notice) of the Company; and
(4)
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice and that is also available to you online at www.proxyvote.com. The proxy materials are first being mailed to Company stockholders on or about July 13, 2026. To participate in the Annual Meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.

Only stockholders who owned common stock of the Company at the close of business on June 18, 2026 can vote at this meeting or any adjournments or postponements that take place.

The Company’s Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; FOR the ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm and independent auditor, as described in Proposal No. 2 of the Proxy Statement and FOR the repricing of certain outstanding stock options issued under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan, as described in Proposal No. 3 of the Proxy Statement.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you online at www.proxyvote.com or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on Friday, August 14, 2026, at 9:00 a.m. Pacific Time. The Company’s Proxy Statement, 2025 Annual Report and this Notice of 2026 Annual Meeting of Stockholders are available online at www.proxyvote.com.

If you want to receive a copy of these documents, please (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com prior to July 31, 2026. If sending an email, please include your control number in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED December 31, 2025, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ANY ONE OF THE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Tien-Li Lee, M.D.
Chairperson of the Board of Directors
July [ ], 2026

i

AARDVARK THERAPEUTICS, INC.

4370 La Jolla Village Drive, Suite 1050

San Diego, CA 92122

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

August 14, 2026 (AT 9:00 A.M. PACIFIC TIME)

We have provided these proxy materials to you because the Board of Directors (the “Board”) of Aardvark Therapeutics, Inc. (referred to herein as the “Company”, “Aardvark”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, August 14, 2026, at 9:00 a.m. Pacific Time in a virtual meeting format at www.virtualshareholdermeeting.com/AARD2026.

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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out‑of‑pocket expenses incurred in connection with the distribution of proxy materials.

The proxy materials are first being mailed to our stockholders of record as of June 18, 2026 (the “Record Date”) on or about July 13, 2026. Stockholders who hold their shares in “street name” through a broker, bank or other nominee will receive the proxy materials, or instructions for accessing them electronically, from that broker, bank or other nominee, in accordance with such intermediary’s usual practice. The Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), are also available, free of charge, on the Internet at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Proxy Card. The Form 10-K is also available in the “Financials” section of our website at http://ir.aardvarktherapeutics.com/financial-information/sec-filings.

The only outstanding voting securities of Aardvark are shares of common stock, $0.00001 par value per share (the “common stock”), of which there were 21,884,158 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person, by remote communication, if applicable, or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

This Proxy Statement, Proxy Card and Form 10-K are being sent to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting online to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Annual Meeting and accompanying Proxy Card and the Form 10-K are first being mailed on or about July 13, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 21,884,158 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online at www.virtualshareholdermeeting.com/AARD2026 and following the instructions posted at www.proxyvote.com, or you may vote by proxy. Please have your 16-digit control number(s) available that appears on your Proxy Card. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to register to attend the Annual Meeting online at www.virtualshareholdermeeting.com/AARD2026. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting by attending the Annual Meeting online unless you request and obtain a valid proxy from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on three proposals:

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Proposal No. 1 - the election of two Class I directors to hold office until our 2029 annual meeting of stockholders (“Proposal No. 1”);
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Proposal No. 2 - the ratification of the appointment by the Audit Committee of our Board of BDO USA, P.C., as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026 (“Proposal No. 2”); and
•
Proposal No. 3 - the repricing of certain stock options granted under the Aardvark Therapeutics, Inc. 2017 Equity Incentive Plan, as amended (the “2017 Plan”), the Aardvark Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) and the Aardvark Therapeutics, Inc. 2025 Inducement Equity Incentive Plan (the “2025 Inducement Plan”) (“Proposal No. 3”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

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For Proposal No. 1, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for the nominees.
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For Proposal No. 2, you may either vote “For” or “Against” or abstain from voting.
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For Proposal No. 3, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting online. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

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To vote at the Annual Meeting, please review and follow the instructions posted at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Proxy Card.

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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.
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To vote by proxy over the internet, follow the instructions provided in the following proxy statement and your Proxy Card.
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To vote by telephone, you may vote by proxy by calling the toll-free number found on your Proxy Card.

Beneficial Owner: Shares Registered in the Name of Broker

If you are a beneficial owner of shares registered in the name of your broker, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Annual Meeting online, you must obtain a valid proxy from your broker. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker to request a proxy form.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

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“FOR” the election of the named nominees as Class I directors to hold office until our 2029 annual meeting of stockholders;
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“FOR” the ratification of the appointment by the Audit Committee of our Board, of BDO USA, P.C., as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026; and
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“FOR” the repricing of certain stock options granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote on those matters in accordance with their best judgment.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all of its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal No. 2 and Proposal No. 3, “Against” votes and abstentions and broker non-votes (if any). In addition, with respect to Proposal No. 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are the effects of abstentions, withheld votes and broker non-votes?” and “Which proposals are considered “routine” or “non-routine”?”

What are the effects of abstentions, withheld votes and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank or other agent holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum but will have no impact on the outcome of Proposal No. 1, which requires a plurality of the votes cast for approval, Proposal No. 2, which requires the affirmative vote of the majority in voting power of the votes cast for approval or Proposal No. 3, which requires the affirmative vote of the majority in voting power of the votes cast for approval.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker that holds the shares as to how to vote on matters deemed “non‑routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. In the event that a broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Broker non‑votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

Which proposals are considered “routine” or “non-routine?”

Proposal No. 2, the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026, is considered routine under applicable rules. In the absence of timely directions, your broker will have discretion to vote your shares on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Proposal No. 1, the election of directors and Proposal No. 3, the repricing of certain stock options granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan, are considered non-routine under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non‑votes on Proposal No. 1 and Proposal No. 3.

How many votes are needed to approve the proposals?

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Proposal No. 1: The election of directors requires a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares withheld from voting “For” a particular nominee (whether as a result of a withheld vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.
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Proposal No. 2: The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026 requires the affirmative vote of the majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. As discussed above, this is a routine proposal and therefore we do not expect any broker non-votes. Stockholder abstentions will have no effect on the outcome of this proposal.
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Proposal No. 3: The repricing of certain stock options granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan requires the affirmative vote of the majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Stockholder abstentions and broker non-votes will have no effect on the outcome of this proposal.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:

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“For” the election of two nominees for director;
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“For” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026; and
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“For” the repricing of certain stock options granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Tien-Li Lee, M.D. and Nelson Sun have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described below.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We are sending only one set of proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This practice, known as “householding,” reduces our printing and mailing costs. Stockholders who participate in “householding” will continue to be able to access and receive separate Proxy Cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials, you may direct your written request to: Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, Attention: Secretary.

Stockholders who hold shares in “street name” may contact their broker, bank or other agent to request information about “householding.”

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy or change your proxy instructions at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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You may submit another properly completed proxy with a later date by mail, telephone or the internet.
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You may send a written notice that you are revoking your proxy to the Secretary of the Company at Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122.
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You may attend the Annual Meeting online at www.virtualshareholdermeeting.com/AARD2026 and vote by following the instructions at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Proxy Card. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to us unless:

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required by law;
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you expressly request disclosure on your proxy; or
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there is a proxy contest.

Do our executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Victor Tong, Jr. and Jeffrey Chi, Ph.D., members of our Board, each have an interest in Proposal No. 1 (the election of directors), as each nominee is currently a member of our Board. Members of our Board and our executive officers do not have any interest in Proposal No. 2 (the ratification of the appointment of our independent registered public accounting firm and independent auditor). Tien-Li Lee, M.D., our Chief Executive Officer, Chairperson of the Board and a director, Nelson Sun, our Chief Financial Officer, and Manasi Jaiman, M.D., M.P.H., our Chief Medical Officer, each have an interest in Proposal No. 3 (the repricing of certain stock options granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan) as each is a holder of options that are eligible to be repriced. Otherwise, as options held by our non-employee directors are not eligible to be repriced, our non-employee directors do not have an interest in Proposal No. 3, except in their capacity as holders of our common stock (which interest as a holder of common stock does not differ from that of the other holders of our common stock).

Will members of the Board attend the Annual Meeting?

We encourage, but do not require, the members of our Board to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

How do I attend the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Pacific Time on August 14, 2026. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage you to access the Annual Meeting in advance of the designated start time.

To attend the Annual Meeting, stockholders will need to follow instructions at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Proxy Card.

Is technical assistance provided before and during the virtual Annual Meeting?

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log in page.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by March 15, 2027, to the Secretary of the Company at Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122; provided, that if the date of the 2027 annual meeting is earlier or later than 30 days from August 14, 2027, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between April 16, 2027 and May 16, 2027; provided, that if the date of that annual meeting is more than 30 days before or more than 60 days after August 14, 2027, you must give notice no earlier than 120 days prior to the date of the 2027 annual meeting date and no later than the later of (a) the 90th day prior to the 2027 annual meeting date and (b) the 10th day following the day on which public disclosure of the 2027 annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting or the first business day thereafter if such date is a Saturday, Sunday or holiday (i.e., no later than June 15, 2027 for the 2027 annual meeting of stockholders).

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting. On the Record Date, there were 21,884,158 shares outstanding and entitled to vote. Accordingly, 10,942,080 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation.

We will remain an emerging growth company until the earlier of (a) December 31, 2030 (the last day of the year following the fifth anniversary of the consummation of our initial public offering (“IPO”)), (b) the last day of the year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one‑third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of five seated directors, divided into the following three classes:

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Class I directors: Victor Tong, Jr. and Jeffrey Chi, Ph.D., whose terms will expire at the Annual Meeting;
•
Class II directors: Susan E. Graf, whose term will expire at the annual meeting of stockholders to be held in 2027; and
•
Class III directors: Tien-Li Lee, M.D. and Roy D. Baynes, M.D., Ph.D., whose terms will expire at the annual meeting of stockholders to be held in 2028.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Mr. Tong and Dr. Chi have been nominated to serve as Class I directors and have agreed to stand for reelection. If elected, each of Mr. Tong and Dr. Chi will hold office from the date of his election by the stockholders until the third subsequent annual meeting of stockholders in 2029 or until his successor is elected and has been qualified, or until his earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Mr. Tong and Dr. Chi have each agreed to serve if elected, and management has no reason to believe that either Mr. Tong or Dr. Chi will be unable to serve. Directors are elected by a plurality of the votes cast at the Annual Meeting.

The following table sets forth, for the Class I nominees who are currently standing for election, and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of July [___], 2026 and position/office held within the Company:

Name	Age	Position/Office Held With the Company	Director Since
Tien-Li Lee, M.D.	51	Chief Executive Officer and Director	2017
Jeffrey Chi, Ph.D.(1)(2)(3)	58	Lead Independent Director	2019
Roy D. Baynes, M.D., Ph.D.(1)(2)	71	Director	2024
Susan E. Graf(2)(3)	53	Director	2024
Victor Tong, Jr.(1)(3)	42	Director	2024

(1)
Member of the Nominating and Corporate Governance Committee.
(2)
Member of the Compensation Committee.
(3)
Member of the Audit Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the 2029 Annual Meeting of Stockholders

Victor Tong, Jr. has served as a member of our Board since May 2024. Mr. Tong is a Managing Director at Decheng Capital (“Decheng”), an investment firm, where he has worked since its inception in 2012 and focuses on investments in biotechnology and medical technology companies in China and the United States. Before joining Decheng, Mr. Tong was a Principal at Bay City Capital, a life sciences investment firm, and a member of the healthcare investment banking division at Morgan Stanley. Mr. Tong has served as a member of the board of directors of CG Oncology, Inc. (Nasdaq: CGON) since July 2023. He also serves on the board of directors of multiple privately held biotechnology and biopharmaceutical companies including Baylor Genetics, Cellares Corp., Harton Therapeutics, Hummingbird Bioscience, LevitasBio, Take2, and Watchmaker Genomics. Mr. Tong received his B.A. in Molecular and Cell Biology and his B.S. in Business Administration from the University of California, Berkeley.

We believe Mr. Tong is qualified to serve as our director because of his investment and board experience in the biopharmaceutical industry.

Jeffrey Chi, Ph.D. has served as a member of our Board since May 2019 and has served as our Lead Independent Director since December 2024. Dr. Chi is a veteran in the venture capital industry and a strong advocate for the promotion of venture capital, entrepreneurship & socially responsible investing. Dr. Chi has served as the Chairman of the board of directors of Vickers Vantage Corp. I and its Chief Executive Officer from February 2020 to November 2022. Dr. Chi co-founded Vickers Ventures Partners (“Vickers Ventures”) in 2005, and served as its Vice Chairman and a member of its board of directors and Investment Committee until he transitioned into a senior consultant role in 2025. From 2013 to April 2017, Dr. Chi also served as the Chairman of the Singapore Venture Capital and Private Equity Association. From 2001 to 2005, Dr. Chi initially served as a Senior Consultant with the Monitor Group and later served as Executive Director with Pegasus Capital. Dr. Chi also sits on an advisory panel of the Monetary Authority of Singapore and previously sat on the board of SEEDS Capital (the investment arm of Enterprise Singapore) as well as on the advisory panels ETPL (the commercialization arm of A*Star) and the National University of Singapore Department of Industrial Systems Engineering and Management. Based out of Shanghai, Dr. Chi previously led Vickers Ventures’ investments in Asia and has investments in artificial intelligence, education, healthcare/wellness and financial services (including fintech) technology companies. Prior to managing venture capital funds, Dr. Chi managed advisory engagements for a wide range of clients in both the public and private sectors. Dr. Chi’s operational background includes working on the management team of an engineering and construction group where he oversaw operations in Singapore, Malaysia, Taiwan and Indonesia. Dr. Chi also serves as a member of the board of directors of Vivance Pte Ltd (a renal care company), Jing-jin Electric Technologies Co., Ltd. (SH: 668280) and MatchMove Pay Pte. Ltd. Dr. Chi received his Ph.D. from the Massachusetts Institute of Technology in systems engineering, his M.A. from the University of Cambridge in engineering, his S.M. from the Massachusetts Institute of Technology in engineering and his B.A. from the University of Cambridge in engineering. He is also a C.F.A. charterholder and is fluent in English and Mandarin.

We believe Dr. Chi is qualified to serve on our Board because of his experience, relationships and contacts, combined with his experience serving on the boards of directors of successful, high-growth public and private companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION OF THE NAMED NOMINEES.

Director Continuing in Office Until the 2027 Annual Meeting of Stockholders

Susan E. Graf has served as a member of our Board since November 2024. Since May 2021, Ms. Graf has served as a Senior Advisor and Entrepreneur in Residence at Locust Walk Partners, LLC, a global life science transaction firm. From August 2019 to May 2021, she served as the Chief Executive Officer of the biotechnology company, Akamara Therapeutics, Inc. Prior to Akamara Therapeutics, Inc., she was the Chief Business Officer at Epizyme, Inc., a biopharmaceutical company, from April 2016 to September 2018, where she also served as Principal Financial Officer from August 2017 to September 2018. Prior to Epizyme, Inc., Ms. Graf held the position of Vice President, Corporate Development and Strategy for NPS Pharma before it was acquired by Shire in 2015. Earlier in her career, Ms. Graf spent nearly 18 years at Roche in a number of leadership and executive positions. Ms. Graf currently serves on the boards of directors and as the chair of the audit committee of each of CG Oncology, Inc. (Nasdaq: CGON), a late-stage clinical biopharmaceutical company, and Kaléo, Inc., a privately held pharmaceutical company. She also currently serves on the compensation committee of Kaléo, Inc. From April 2021 to March 2024, she chaired the board of directors and the audit committee of Finch Therapeutics, Inc., which was a publicly-traded microbiome therapeutics company. Ms. Graf received her M.B.A. from the Stern School of Business at New York University and her B.Pharm. from Purdue University.

We believe Ms. Graf is qualified to serve on our Board because of her extensive experience in the life sciences industry and her financial expertise.

Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders

Tien-Li Lee, M.D. is our founder and has served as our Chief Executive Officer since March 2017. Dr. Lee has over 20 years of experience as a biotechnology innovator and executive who has been integrally involved with the founding or advancement of several biopharmaceutical companies. Prior to founding our company, Dr. Lee joined NantKwest, Inc. (Nasdaq: NK), a publicly-traded immunotherapy company, in 2013 and served as its Chief Strategy Officer until March 2017. Prior to this, Dr. Lee served as the Director of Business Development at Simcere Pharmaceutical Group from 2011 to 2013 and as the co-founder and Vice President of Business Development of Onkor Pharma, Inc. from 2007 to 2011. His experience includes therapeutics for immunology, cardiovascular, oncology, neurology and infectious disease indications. Dr. Lee served as a director of Scilex Holding Company from March 2019 to August 2023. Dr. Lee is also an inventor or co-inventor of multiple biomedical and biotechnology innovations, licensed or assigned to several companies for development including NantKwest, Inc., Simcere Pharmaceutical Group, Cellics Therapeutics, Inc. and our company. Dr. Lee received his M.D. from the University of California, San Diego and his B.A. from the University of California, Berkeley in Molecular Biology where he was also a Regents and Alumni Scholar. Dr. Lee received post-graduate training in Internal Medicine at University of California Los Angeles and Physical Medicine and Rehabilitation at University of California Irvine.

We believe Dr. Lee’s position as our Chief Executive Officer and founder of our company as well as his experience in management roles at life sciences companies and extensive academic and professional background in the field of biotechnology provide him with the qualifications and skills to serve on our Board.

Roy D. Baynes, M.D., Ph.D. has served as a member of our Board since December 2024. Since July 2022, Dr. Baynes has served as Executive Vice President and Chief Medical Officer of Eikon Therapeutics, Inc. (Nasdaq: EIKN), a biotechnology company. Prior to Eikon Therapeutics, Inc., until April 2022, he served as Senior Vice President and Head of Global Clinical Development at Merck Research Laboratories, the research division of Merck and Co., Inc., commencing in December 2013, and as Chief Medical Officer of Merck and Co., Inc., a global healthcare company, commencing in July 2016. Prior to his roles at Merck and Co., Inc., Dr. Baynes served as Senior Vice President of Oncology, Inflammation and Respiratory Therapeutics at Gilead Sciences, Inc., a biopharmaceutical company, from January 2012 to December 2013. Prior to Gilead Sciences, Inc., Dr. Baynes held positions of increasing responsibility at Amgen Inc., a biotechnology company, including Vice President of Global Clinical Development and Therapeutic Area Head for Hematology/Oncology. Before joining Amgen Inc., Dr. Baynes was the Charles Martin Professor of Cancer Research at the Barbara Ann Karmanos Cancer Institute, a National Cancer Institute-designated Comprehensive Cancer Center, at Wayne State University. Dr. Baynes has authored more than 150 publications and is a member or fellow of several international medical societies. Dr. Baynes has served on the Boards of Directors of Natera, Inc. (Nasdaq: NTRA), a genetic testing and diagnostics company, since July 2018; Travere Therapeutics Inc. (formerly known as Retrophin, Inc.) (Nasdaq: TVTX), a biopharmaceutical company, since July 2016; CatalYm GmbH, a privately-held Germany-based biotechnology company, since January 2024; Nurix Therapeutics, Inc. (Nasdaq: NRIX), a biopharmaceutical company, since March 2025; and Adcendo ApS, a privately-held Danish-based antibody drug conjugate company, since February 2025. Previously, from September 2018 to December 2022, he served on the board of directors of Atara Biotherapeutics, Inc., a T-cell immunotherapy company. Dr. Baynes received his medical degree and doctorate in philosophy from the University of the Witwatersrand in South Africa, and completed his medical training in the Department of Hematology and Oncology at Johannesburg Hospital.

We believe Dr. Baynes is qualified to serve on our Board because of his extensive experience in the life sciences and biopharmaceutical industry and his medical and drug development expertise.

Family Relationships

There are no family relationships between any of our executive officers, directors or director nominees.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITOR

Appointment of Independent Registered Public Accounting Firm and Independent Auditor

The Audit Committee of our Board (the “Audit Committee”) has appointed BDO USA, P.C. (“BDO”), as our independent registered public accounting firm and independent auditor for the year ending December 31, 2026, and is seeking ratification by our stockholders of such appointment at the Annual Meeting. Representatives of BDO are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of BDO as our independent registered public accounting firm and independent auditor. However, the Audit Committee is submitting the appointment of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain BDO. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm and independent auditor at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees paid or accrued by us for professional services provided by BDO in the fiscal years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees(1)	$943,666	$852,729
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—
Total Fees	$943,666	$852,729

(1)
Audit fees consist of fees billed for professional services by BDO for audit and quarterly review of our consolidated financial statements and review of our registration statement on Form S-1, and related services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)
Tax fees consist of fees for professional services performed by BDO with respect to tax compliance, tax advice and tax planning.

All of the services described above were pre-approved by the Audit Committee. The Audit Committee concluded that the provision of these services by BDO would not affect its independence.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services. Our Chief Financial Officer is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITOR.

PROPOSAL NO. 3
Approval of the repricing of certain stock options granted under the 2017 PLAN, the 2025 plan AND the 2025 INDUCEMENT PLAN

We are asking our stockholders to approve the repricing of certain stock options granted to our employees and executive officers under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan that are held by our eligible employees. The following discussion summarizes certain aspects of the option repricing (the “Option Repricing”) that is the subject of this proposal (the “Option Repricing Proposal”).

Overview

On June 26, 2026, the Board approved the Option Repricing upon the recommendation on June 8, 2026 by our Compensation Committee to approve the Option Repricing. Stockholder approval of the Option Repricing is required under the Nasdaq rules and listing standards (the “Nasdaq Rules”) and the terms of the 2025 Plan and the 2025 Inducement Plan.

We maintain equity incentive plans for the benefit of our directors, employees and certain consultants. The purpose of the equity incentive plans and the equity awards granted thereunder is to provide an incentive for our employees and directors to focus on driving growth in our stock price and long-term stockholder value creation, and help us to attract and retain key talent in a competitive market. Specifically, the granting of stock options helps ensure that the interests of our employees and directors are aligned with those of our stockholders as the options only have value if the value of our common stock increases after the date the option is granted.

We have granted stock options under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan, consistent with the view that stock-based incentive compensation opportunities play a key role in our ability to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe that equity compensation is key to linking pay to performance as it encourages employees to work toward our Company’s success and aligns their interests with those of our stockholders by providing them with a means by which they can benefit from increasing the value of our common stock.

As a clinical-stage biopharmaceutical company, the market price of our common stock has been volatile, reflecting the risks and uncertainties inherent in the development of product candidates. The Board has determined that adverse changes in the market price of our common stock since the Eligible Options (as defined below) were granted could materially interfere with our efforts to retain the service of the holders of the Eligible Options. Therefore, our Board has approved the Option Repricing to encourage an increasing alignment of their interests with those of our stockholders and their stake in our long-term performance and success. When the market price of our common stock is significantly below the applicable exercise price of a stock option, often referred to as “underwater” or “out-of-the-money”, for example, the Board believes that the stock option holder is not likely to exercise that stock option and will not have the desired incentive that the stock option was intended to provide.

The trading price of our common stock has significantly declined since we announced a voluntary pause in our clinical trials for our product candidate ARD-101 on February 27, 2026. On February 26, 2026, the closing price of our common stock as reported on the Nasdaq Global Select Market (“Nasdaq”) was $12.50 per share. Prior to such announcement, from February 13, 2025 (the date of our initial public offering) through February 26, 2026 (the last trading day prior to the voluntary pause announcement), the closing price of our common stock on Nasdaq ranged from $7.00 to $17.41 per share.

Since our voluntary pause in clinical dosing and subsequent clinical hold, we have made progress in our evaluation of the ARD-101 program, including initiating the unblinding and analysis of program-wide data related to the partially completed HERO trial, which was evaluating ARD-101 for the treatment of Prader-Willi Syndrome (“PWS”). We are also developing additional clinical study protocols and evaluating updates to our program-wide safety strategy to support future discussions with regulatory authorities regarding potential next steps for the ARD-101 clinical development program in PWS. While we remain optimistic regarding the potential of ARD-101, the price of our common stock remains depressed. For example, from March 2, 2026 (the first trading day since announcing the voluntary pause) through June 18, 2026 (the Record Date), the closing price of our common stock on Nasdaq ranged from $3.48 to $6.73 per share. Moreover, as of June 18, 2026, the closing price of our common stock on Nasdaq was $3.93 per share, resulting in 99% of our total outstanding stock options held by Eligible Participants (as defined below) under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan being underwater, which means that the stock option exercise price exceeded the closing price of our common stock on such date.

As such, as of the Record Date, a significant proportion of the options held by our employees and executive officers are materially underwater, as set forth below, thus increasing the seriousness of the retention value associated with such options:

Equity Incentive Plan	Exercise Price Range	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price	Weighted Average Remaining Term (in years)
2017 Plan	$4.24 - $7.04	356,469	$4.32	8.17
2025 Plan	$7.02 - $16.00	2,296,166	$11.54	9.15
2025 Inducement Plan	$8.49 - $13.28	181,309	$12.88	9.54
Total		2,833,944	$10.71	9.05

The Board believes that the Option Repricing is in the best interests of our stockholders and our Company and enables us to:

•
assure that the existing equity awards that are significantly underwater provide meaningful compensatory opportunity to the Eligible Participants;
•
motivate and engage the Eligible Participants to continue to build stockholder value;

•
provide an increased level of retention for our Eligible Participants, due to the reduced exercise price with respect to the Eligible Options, as well as the Retention Period (discussed below); and
•
avoid the need to (i) grant additional, incremental equity awards, which would further increase our overhang, lower our shares available for future grant under the 2025 Plan and the 2025 Inducement Plan, further dilute stockholder interests and increase our non-cash operating expense, and (ii) provide increased cash compensation or cash awards as a retention tool, which would have increased our cash compensation expenses and reduced our cash flow from operations, which could adversely affect our business and results of operations.

We also considered potentially conducting an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options. Any exchange proposal would have required compliance with tender offer rules and resulted in added costs, complexities and burdens on our already strained resources.

The Board retains the discretion to abandon and not implement the Option Repricing Proposal at any time and for any reason, without any further action by our stockholders, including after stockholder approval has been obtained.

Summary of Material Terms of the Option Repricing

Eligible Options and Eligible Participants

“Eligible Options” are options to purchase shares of our common stock:

•
granted under the 2017 Plan, the 2025 Plan and the 2025 Inducement Plan with an exercise price that is greater than the New Exercise Price (as defined below); and
•
held by an Eligible Participant who remains employed by us through the Repricing Date (as defined below).

As of the Record Date, the aggregate Eligible Options being proposed for repricing represents approximately 13% of our issued share capital on a basic outstanding basis.

“Eligible Participants” are those employees that remain employed by us through the Repricing Date. If the employment of any holder of an Eligible Option terminates before the Repricing Date, his or her Eligible Options will not be repriced on the Repricing Date. For the avoidance of doubt, “Eligible Participants” does not include our non-employee directors, former employees, members of our scientific advisory board or other consultants. As of the Record Date, we estimate that there were approximately 29 Eligible Participants.

Repricing Date and New Exercise Price

So long as the New Exercise Price (as defined below) is below $13.48 (the exercise price of the annual option grants granted to our employees on February 9, 2026), the Option Repricing will occur on the later of (i) the date of the Annual Meeting or (ii) the tenth business day after public disclosure of the data from our Phase 3 HERO trial that we voluntarily paused in February

2026 (the “Repricing Date”), subject to the Eligible Participant’s continued employment with us through the Repricing Date.

Each Eligible Option will have an exercise price per share equal to the greater of: (i) the closing price of a share of our common stock on Nasdaq on the Repricing Date and (ii) the arithmetic average of the volume weighted average closing price of our common stock as reported on Nasdaq for the ten consecutive trading days ending on the Repricing Date (such greater number, the “New Exercise Price”). If the New Exercise Price is greater than or equal to $13.48, we will not reprice any of the stock options granted under the 2017 Plan, the 2025 Plan or the 2025 Inducement Plan, and the Option Repricing will not occur. The New Exercise Price will be effective as of the Repricing Date; however, each Eligible Option will be subject to a Retention Period (as discussed below) before the Eligible Option may be exercised at the New Exercise Price.

Participation in the Option Repricing is not voluntary or discretionary, accordingly, if approved and the New Exercise Price is less than $13.48, the exercise price of each Eligible Option will be automatically amended to the New Exercise Price without any actions being required by the holder thereof.

Retention Period

All Eligible Options will be repriced as of the Repricing Date, provided that holders of repriced options must remain in Continuous Service (as defined in the 2017 Plan, the 2025 Plan or the 2025 Inducement Plan, as applicable) with our Company from the Repricing Date until the earlier of (A) the one year anniversary of the Repricing Date or (B) a Change in Control during the holder’s Continuous Service (each as defined in the 2017 Plan, the 2025 Plan or the 2025 Inducement Plan, as applicable) with our Company (upon which the holder’s option will accelerate in full) (such period, the “Retention Period”). Moreover, if any repriced option is exercised prior to the end of the Retention Period, the exercise price per share for such exercise shall be the original exercise price per share, and not the New Exercise Price.

Effect on Other Terms of the Eligible Options

Except for the New Exercise Price (and satisfaction of the Retention Period), the Eligible Options will continue to have the same terms as such options had prior to the Option Repricing, including, without limitation, the number of shares subject to such options, vesting schedule and expiration date, and the Eligible Options will continue to be governed by the terms and conditions of the 2017 Plan, the 2025 Plan or the 2025 Inducement Plan, as applicable, and the option agreement pursuant to which such option was granted. However, as described further below in “Tax Consequences,” the Option Repricing will affect whether Eligible Options that were incentive stock options will continue to qualify as incentive stock options after the Option Repricing, as well as the tax treatment of dispositions of shares acquired upon exercise of incentive stock options that are repriced.

Tax Consequences

The following is a summary of the anticipated material U.S. federal income tax consequences of the Option Repricing as well as a general overview of the U.S. federal income tax consequences associated with incentive stock options and non-statutory stock options.

Effect of Option Repricing. The Option Repricing will not result in an Eligible Participant’s recognition of income for U.S. federal income tax purposes and we will not be entitled to a tax deduction as a result of the Option Repricing. However, the repricing of Eligible Options that are incentive stock options for federal income tax purposes may affect whether all of the Eligible Options will continue to qualify as incentive stock options for tax purposes, as well as the tax treatment of shares acquired upon exercise of an incentive stock option.

Incentive Stock Options. A participant will not recognize taxable income on the grant or exercise of an incentive stock option, except that the excess of fair market value over the purchase price paid for each purchased share will be an “income adjustment item” for alternative minimum tax purposes on the date of option exercise. A participant will recognize taxable income when he or she disposes of the shares of our common stock acquired under the incentive stock option. If the disposition occurs more than (i) two years after the grant of the incentive stock option and (ii) more than one year after its exercise (together, the “ISO Holding Period”), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of our common stock. For purposes of the ISO Holding Period, the date of grant of a repriced incentive stock option will be the Repricing Date. A participant’s tax basis in shares of our common stock acquired upon exercise generally will be the amount the participant paid for the shares.

If our common stock acquired pursuant to the exercise of an incentive stock option is disposed of before the expiration of the ISO Holding Period, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of our common stock on the date of exercise over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on whether or not the participant holds the shares for more than 12 months. A special rule applies to such a disposition where the amount realized is less than the fair market value of our common stock on the date of exercise of the incentive stock option. In that case, the ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition over the exercise price. If the amount realized is less than the exercise price, the participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less).

The aggregate exercise price of all incentive stock options granted to an employee that first become exercisable in any calendar year cannot exceed $100,000, based on the fair market value of our common stock on the date of grant. The Option Repricing is treated as the grant of a new option for tax purposes and therefore, this $100,000 limitation must be recalculated for incentive stock options that are repriced, and this could result in all or a portion of an option that previously qualified as an incentive stock option no longer qualifying as an incentive stock option after the Option Repricing. An option, or portion thereof, that no longer qualifies as an incentive stock option will become a non-statutory stock option.

We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an incentive stock option. However, in the event a participant disposes of our common stock acquired pursuant to the exercise of an incentive stock option before the expiration of the ISO Holding Period, we will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Non-statutory Stock Options. A participant will not recognize any taxable income on the grant of a non-statutory stock option. On the exercise of a non-statutory stock option, the participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. A participant’s tax basis in our common stock is the amount paid plus any amounts included in income on exercise. The participant’s holding period for the stock begins on acquisition of the shares. Any gain or loss that a participant realizes on a subsequent disposition of our common stock acquired on the exercise of a non-statutory stock option generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant will receive different tax treatment if the exercise price is paid by delivery of common stock the participant already owns.

The exercise of a non-statutory stock option will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes. If the participant is an employee or a former employee, that ordinary income will constitute wages subject to withholding and employment taxes.

Accounting Treatment of the Option Repricing

Under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, we will recognize any incremental compensation cost of the Eligible Options subject to the Option Repricing. The incremental compensation cost will be measured as the excess, if any, of the fair value of the Eligible Options immediately following the Option Repricing over the fair value of the Eligible Options immediately prior to the Option Repricing.

Outstanding Eligible Options

The following table summarizes, as of the Record Date, the outstanding Eligible Options for the Option Repricing held by our current named executive officers, all current executive officers as a group, and all other employees, respectively.

Name of Individual or Group	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options
Tien-Li Lee, M.D., Chief Executive Officer and Director	793,951	$11.49
Nelson Sun, Chief Financial Officer and Chief Operating Officer	304,094	$11.25
Manasi Jaiman, M.D., M.P.H., Chief Medical Officer	374,560	$8.37
All current executive officers, as a group	1,472,605	$10.65
All employees, including all current officers who are not executive officers, as a group	1,361,339	$10.79

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE repricing of certain stock options granted under the 2017 PLAN, the 2025 plan AND the 2025 INDUCEMENT PLAN.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of our Board comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market LLC and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

•
reviewed and discussed the audited financial statements with management and BDO USA, P.C. (“BDO”);
•
discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO BDO’s independence.

Based on the Audit Committee’s review and discussions with management and BDO, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE

Susan E. Graf, Chairperson

Victor Tong, Jr.

Jeffrey Chi, Ph.D.

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

CORPORATE GOVERNANCE

Board Composition

Our business and affairs are managed under the direction of our Board. Our bylaws provide that the number of directors that shall constitute the whole Board shall be determined by resolution of our Board. Currently our Board consists of five members: Tien-Li Lee, M.D., Roy D. Baynes, M.D., Ph.D., Jeffrey Chi, Ph.D., Susan E. Graf and Victor Tong, Jr.

Certain members of our Board were elected under the provisions of our Second Amended and Restated Voting Agreement entered into on May 1, 2024 (the “Voting Agreement”). Under the terms of the Voting Agreement, the stockholders who are party to the Voting Agreement have agreed to vote their respective shares to elect: (i) one director designated by the holders of a majority of the shares of Series A preferred stock and Series B preferred stock, currently Jeffrey Chi, Ph.D.; (ii) one director designated by Decheng Capital, LLC, currently Victor Tong, Jr. and (iii) our Chief Executive Officer, Tien-Li Lee, M.D. The Voting Agreement terminated upon the completion of our IPO, and currently no stockholders have any special rights regarding the election or designation of the members of our Board. The number of directors is fixed by our Board, subject to the terms of our Certificate of Incorporation and bylaws. Our current directors elected to our Board pursuant to the Voting Agreement will continue to serve as directors until their successors are duly elected and qualified, or until their earlier resignation or removal.

In accordance with our Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders after the initial classification, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following their election. Our directors will be divided among the three classes as follows:

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the Class I directors are Victor Tong, Jr. and Jeffrey Chi, Ph.D., and their terms expire at the Annual Meeting;
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the Class II director is Susan E. Graf, and her term will expire at the annual meeting of stockholders to be held in 2027; and
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the Class III directors are Tien-Li Lee, M.D. and Roy D. Baynes, M.D., Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2028.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing a change of our management or a change in control of our company.

Board Leadership Structure

Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of our Board and Chief Executive Officer. Our Board currently believes that our Chief Executive Officer is best situated to serve as Chairperson because he is the director who is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to ensure that our Board’s time and attention are focused on the most critical matters. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Our Board believes that the combined role of Chairperson and Chief Executive Officer facilitates information flow between management and the Board, which is essential to effective governance. Since December 2024, Jeffrey Chi, Ph.D. has served as our Lead Independent Director. The duties of our Lead Independent Director include (i) presiding at all meetings of our Board at which the Chairperson of our Board is not present and leading executive sessions of the independent directors; (ii) providing input on Board agendas and materials in advance of meetings of our Board; (iii) if requested by stockholders, ensuring that our Lead Independent Director is available for consultation and direct communication; and (iv) performing such other functions as our Board may delegate to our Lead Independent Director from time to time. Our Board continues to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Oversight of Risk

Although management is responsible for the day-to-day management of the risks our company faces, our Board and its committees take an active role in overseeing management of our risks and have the ultimate responsibility for the oversight of risk management. Our Board regularly reviews information regarding our operational, financial, legal and strategic risks. Specifically, senior management attends quarterly meetings of our Board, provides presentations on operations including significant risks, and is available to address any questions or concerns raised by our Board.

In addition, our three committees assist our Board in fulfilling its oversight responsibilities regarding risk. The Audit Committee coordinates our Board’s oversight of our internal control over financial reporting, communication with our external auditors, disclosure controls and procedures, related party transactions and code of conduct and management regularly reports to the Audit Committee on these areas. The Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs as well as succession planning as it relates to our Chief Executive Officer. The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors, maintaining our corporate governance guidelines and our corporate governance generally. When any of the committees receives a report related to material risk oversight, the chairperson of the relevant committee will report on the discussion to our full Board. Matters of significant strategic risk are considered by our Board as a whole.

Independence of the Board of Directors

Under the Nasdaq Rules, a majority of the members of our Board must satisfy the Nasdaq criteria for “independence.” No director qualifies as independent under the Nasdaq Rules unless our Board affirmatively determines that the director does not have a relationship with us that would impair independence (directly or as a partner, stockholder or officer of an organization that has a relationship with us). Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, our Board has determined that Jeffrey Chi, Ph.D., Roy D. Baynes, M.D., Ph.D., Susan E. Graf and Victor Tong, Jr. are independent directors as defined under the Nasdaq Rules. Dr. Lee is not independent under the Nasdaq Rules as a result of his position as our Chief Executive Officer. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company, their ability to exert control over us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions described in “Transactions with Related Persons” of this Proxy Statement.

As required under Nasdaq Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board is comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Board Committees

Our Board currently has three standing committees: the Audit Committee, a compensation committee (“Compensation Committee”) and a nominating and corporate governance committee (“Nominating and Corporate Governance Committee”). The composition and responsibilities of each of the committees of our Board are described below. Members will serve on these committees until their resignation or removal or until otherwise determined by our Board.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Susan E. Graf, Victor Tong, Jr. and Jeffrey Chi, Ph.D., with Ms. Graf serving as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable Nasdaq and SEC rules and financially literate under the Nasdaq Rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Rules and the rules of the SEC and that Ms. Graf is an “audit committee financial expert” under the rules of the SEC.

The responsibilities of the Audit Committee are included in a written charter. A copy of the Audit Committee charter is available to security holders on our website at https://ir.aardvarktherapeutics.com/corporate-governance/documents-charters. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:

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appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;
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prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;
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determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
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monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
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reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;
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establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
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reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;
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assisting our Board in overseeing our risk management, including with respect to enterprise, financial and legal risk assessment, risk exposures and risk management;

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overseeing our programs, policies, and procedures related to our information technology systems, including information asset security, data protection, data privacy, cybersecurity and back-up of information systems, and steps taken to monitor, mitigate and control such exposures;
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reviewing and establishing appropriate insurance coverage for our directors and executive officers; and
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reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Compensation Committee

The Compensation Committee is comprised of Jeffrey Chi, Ph.D., Roy D. Baynes, M.D., Ph.D. and Susan E. Graf, with Dr. Chi serving as Chairperson of the committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq Rules and all applicable laws. Each of the members of the Compensation Committee is also a “non-employee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulation Section 1.162-27(e)(3). The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. A copy of the Compensation Committee charter is available to security holders on our website at https://ir.aardvarktherapeutics.com/corporate-governance/documents-charters. The Compensation Committee’s responsibilities include, among others:

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reviewing the effectiveness of our overall compensation strategy to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides appropriate rewards and incentives for our management and employees, taking into account whether such rewards and incentives encourage undue or inappropriate risk-taking by such personnel;

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reviewing, modifying and approving (or, if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;
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determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of our Chief Executive Officer’s compensation;
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determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;
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reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;
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conducting periodic reviews of the base compensation levels of all of our employees generally;
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reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;
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reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;
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reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk; and
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reviewing human capital management strategies, programs and policies, including, but not limited to, those regarding recruitment, retention, career development, diversity, equity and inclusion, pay equity, workplace culture and employee engagement.

In addition, once we cease to be an “emerging growth company,” as defined in the JOBS Act, the responsibilities of the Compensation Committee will also include:

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reviewing and recommending to our Board for approval the frequency with which we conduct an advisory vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the advisory vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the advisory vote on executive compensation to be included in our annual meeting proxy statements; and
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reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our Annual Reports on Form 10-K, registration statements and our annual meeting proxy statements.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate, including to delegate authority to our Chief Executive Officer to grant rights in, or options to purchase, shares of our common stock to eligible employees and consultants who are not executive officers, subject to certain limitations. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Since October 2024, the Compensation Committee has retained Compensia, a national executive compensation consulting firm, to conduct market research and analysis on our various executive positions, to assist the Compensation Committee in developing appropriate incentive plans for our executives on an annual basis, to provide the Compensation Committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals proposed by management. In compliance with the proxy disclosure requirements under Regulation S-K established by the SEC regarding the independence of compensation consultants, Compensia addressed each of the six independence factors established by the SEC with the Compensation Committee. Each of the responses affirmed the independence of Compensia on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Compensia does not raise any conflicts of interest or similar concerns.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Victor Tong, Jr., Roy D. Baynes, M.D., Ph.D. and Jeffrey Chi, Ph.D., with Mr. Tong serving as Chairperson of the committee. Our Board has determined that each member of the committee is “independent” under the Nasdaq Rules and all applicable laws. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on our website at

https://ir.aardvarktherapeutics.com/corporate-governance/documents-charters. The Nominating and Corporate Governance Committee’s responsibilities include, among others:

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evaluating composition, size, organization and governance of our Board and its committees to ensure that they appropriately reflect the knowledge, skills, integrity, ethics, diversity (including that of gender, sexual orientation, disability, age, race, ethnicity or national origin, global perspective and experience, business experience, functional expertise, stakeholder expectations, culture and geography), and other characteristics required to fulfill their respective duties, and determine future requirements;
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making recommendations to our Board regarding corporate governance issues;
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identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
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determining the minimum qualifications for service on our Board;
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reviewing and evaluating incumbent directors;
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instituting and overseeing director orientation and director continuing education programs;
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serving as a focal point for communication between candidates, non-committee directors and our management;
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recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
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making other recommendations to our Board regarding matters relating to the directors;
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reviewing succession plans for our Chief Executive Officer and our other executive officers;
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reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social and governance issues, and our public reporting on these topics;
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overseeing our environmental, social and governance programs and strategies;
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monitoring, and making recommendations to our Board regarding, our insider trading policy; and
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considering any recommendations for director nominees and proposals submitted by stockholders.

The Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Insider Trading Policy; Prohibition Against Hedging and Pledging Policy

Our Board has adopted an insider trading policy, which provides guidelines to our employees, directors, officers and consultants with respect to transactions in our securities, including the purchase, sale and/or other disposition of our securities. We adopted the insider trading policy and the procedures set forth therein to help avoid inadvertent instances of improper insider trading. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to our company. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Our insider trading policy prohibits our officers, directors and employees from engaging in hedging transactions, including zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, collars and forwards. It further prohibits holding our stock in a margin account, short sales of our stock, and any transactions in puts, calls or other derivative securities involving our stock. Additionally, our insider trading policy generally prohibits our officers, directors and employees from pledging our stock as collateral to secure loans; however, the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee may approve an exception to this general prohibition where a person wishes to pledge securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Attendance by Members of the Board at Meetings

There were five meetings of our Board during the fiscal year ended December 31, 2025, and our Board acted by unanimous written consent one time during such fiscal year. During the fiscal year ended December 31, 2025, the Audit Committee met four times and did not act by unanimous written consent, the Compensation Committee met four times and acted by unanimous written consent five times and the Nominating and Corporate Governance Committee did not meet or take any actions by written consent as it was our first year following our initial public offering. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of all meetings of our Board, and each director attended at least 75% of meetings of the committees on which such director served during the period in which he or she served as a director. All Board members are invited and encouraged, but not required, to attend our annual meetings of stockholders.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including, but not limited to, the following:

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the highest ethical standards and integrity and a strong personal reputation;
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a background that demonstrates experience and achievement in business, finance, pharmaceuticals, life sciences, regulatory matters, governance or other matters relevant to our business and activities;
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a sound understanding of business strategy, corporate governance and the operations and role of the Board;
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a willingness to act on and be accountable for the Board’s and, as applicable, the Board committee’s decisions;
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a willingness to act in the best interests of the Company and its stockholders;
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a willingness to assist and support our management;
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an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting the Company and its stockholders;
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an ability to work effectively and collegially with other individuals;
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loyalty and commitment to driving our success and increasing long-term value for our stockholders;
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no material personal, financial, professional or familial interest in any present or potential competitor of the Company;
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sufficient time to devote to the Board and, as applicable, Board committee membership matters; and
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meeting the independence requirements imposed by Nasdaq and the SEC with respect to Board and Board committee service.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee will focus on whether the nominees can contribute varied perspectives, skills, experiences and expertise to our Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to us, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not more than the 120 days prior to such annual meeting and not later than the later of (i) 90 days prior to the date of the annual meeting or (ii) 10 days after the date on which public disclosure of the date of such annual meeting was first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, indirect and direct interests in our securities, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct material interests in any material contract or agreement between the nominating stockholder and any other participants in such solicitation, including all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from the Company, at Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, Attention: Secretary.

The Nominating and Corporate Governance Committee will consider director candidates who are suggested by members of the committee, other members of our Board, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth above. The Nominating and Corporate Governance Committee may, in the future, also retain a third-party search firm to identify candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee, but to date, it has not retained or paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee will evaluate all director nominees under the same approach whether they are recommended by stockholders or other sources.

Communications from Stockholders

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson of our Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to our Board should address such communications to our Board in writing: Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics which applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller and those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at https://aardvarktherapeutics.com/. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this Proxy Statement does not incorporate by reference the information on or accessible through our website into this Proxy Statement. We have included our website in this Proxy Statement solely as an inactive textual reference.

Corporate Governance Guidelines

We have adopted formal Corporate Governance Guidelines to enhance our governance effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://ir.aardvarktherapeutics.com/corporate-governance/documents-charters.

TRANSACTIONS WITH RELATED PERSONS

The following is a summary of transactions since January 1, 2024 and any currently proposed transactions to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of each of December 31, 2024 and 2025, and in which any of our then directors, executive officers or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described in “Executive Compensation” of this Proxy Statement.

Initial Public Offering

In February 2025, we completed our initial public offering pursuant to which we issued and sold an aggregate of 6,120,661 shares of common stock, which included the partial exercise by the underwriters to purchase 232,661 additional shares at a price to the public of $16.00 per share. The following table sets forth the number of shares of common stock purchased by our directors, executive officers or holders of more than 5% of our common stock or entities affiliated with them, including entities affiliated with certain of our directors at the closing of the initial public offering:

Name(1)	Shares of Common Stock	Purchase Price
Decheng Capital Global Life Sciences Fund IV, L.P.(2)	1,250,000	$20,000,000
Tien-Li Lee, M.D.	16,542	$264,672
Nelson Sun	10,000	$160,000

(1)
Additional detail regarding these stockholders and their equity holdings is provided under “Security Ownership of Certain Beneficial Owners and Management” of this Proxy Statement.
(2)
Comprised of 625,000 shares of our common stock purchased by Decheng Capital Global Life Sciences Fund IV, L.P. and 625,000 shares of our common stock purchased by Decheng Capital Global Healthcare Fund (Master), LP. Mr. Tong, a member of our Board, is an affiliate of Decheng Capital Global Life Sciences Fund IV, L.P.

Series C Convertible Preferred Stock Financing

In two closings held in May 2024, we issued and sold an aggregate of 48,030,730 shares of our Series C convertible preferred stock at a purchase price of $1.7697 per share for an aggregate purchase price of $85.0 million. All shares of our Series C convertible preferred stock automatically converted into shares of our common stock immediately prior to the completion of our IPO.

The following table summarizes the Series C convertible preferred stock purchased by holders of more than 5% of our capital stock as of the date of the closing of the Series C convertible preferred stock, and entities affiliated with certain of our executive officers and directors.

Participants(1)	Series C Preferred Stock Purchased (#)	Aggregate Purchase Price ($)
Decheng Capital Global Life Sciences Fund IV, L.P.(2)	22,602,700	39,999,998
Vickers Venture Fund VI Pte. Ltd.(3)	1,130,135	2,000,000

(1)
Additional detail regarding these stockholders and their equity holdings is included in “Security Ownership of Certain Beneficial Owners and Management” of this Proxy Statement.
(2)
Comprised of shares purchased by Decheng Capital Global Life Sciences Fund IV, L.P. and Decheng Capital Global Healthcare Fund (Master), LP. Mr. Tong, a member of our Board, is an affiliate of Decheng Capital Global Life Sciences Fund IV, L.P.
(3)
Comprised solely of shares purchased by Vickers Venture Co-investment LLC, an affiliate of Vickers Venture Fund VI Pte. Ltd. Dr. Chi, a member of our Board, was formerly an affiliate of Vickers Venture Fund VI Pte. Ltd.

Aardwolf Spin-Off

On May 31, 2022, we entered into a Contribution Agreement and a Project Contribution Agreement in connection with a spin-off (the “Spin-off”) of certain of our early-stage, non-core assets, through a series of transactions, to a newly-formed company, Aardwolf Therapeutics, Inc. (“Aardwolf”). The assets spun off relate primarily to the data, ideas, patents and results relating to two of our product candidates, WOLF-201 and WOLF-301.

Tien-Li Lee, M.D., our Chief Executive Officer, also serves as the President and Secretary of Aardwolf. Nelson Sun, our Chief Financial Officer and Chief Operating Officer, also serves as the Chief Financial Officer and Treasurer of Aardwolf. Jeffrey Chi, Ph.D., a member of our Board, also serves as a director of Aardwolf.

In connection with the Spin-off, we also entered into a Transition Services Agreement (the “Transition Services Agreement”), dated as of May 31, 2022, pursuant to which we (or any person on our behalf) agreed to provide certain transition services to Aardwolf or its affiliates. As of December 31, 2024, we invoiced approximately $1.4 million to Aardwolf pursuant to the services provided by us under the Transition Services Agreement. As of December 31, 2025, all of such invoiced amount has been deemed uncollectible and has been written-off, and we will reassess the estimated recovery thereof in future periods. The Transition Services Agreement terminated on May 31, 2024.

Aardwolf Convertible Promissory Note

On August 1, 2022, Aardwolf issued a convertible promissory note in the aggregate principal amount of $1.0 million to Aardvark (the “Convertible Promissory Note”). The Convertible Promissory Note matures seven years from the date of issuance and bears interest at the rate of 5.0% per annum. Pursuant to the Convertible Promissory Note, in the event that Aardwolf issues and sells shares of its equity securities to investors in an equity financing with total proceeds of not less than $3.0 million (a “Qualified Financing”), then the outstanding principal amount of the Convertible Promissory Note and any unpaid accrued interest shall automatically convert in whole into equity securities sold in the Qualified Financing at a conversion price equal to the cash price paid per share for equity securities by the investors in the Qualified Financing multiplied by 70%. Aardvark has the option to treat certain other equity financing, including an equity financing pursuant to which Aardwolf sells shares of preferred stock, as a Qualified Financing on the same terms. All outstanding amounts under the Convertible Promissory Note have been, as of December 31, 2025, deemed uncollectible and written-off, and we will reassess the estimated recovery of such balances in future periods.

Investors’ Rights Agreement

In May 2024, in connection with the issuance and sale of our Series C preferred stock, we entered into an Amended and Restated Investors’ Rights Agreement (the “Rights Agreement”) with certain holders of our convertible preferred stock, including certain holders of 5% or more of our capital stock and entities affiliated with certain of our directors, as well as certain of our directors and executive officers.

The Rights Agreement granted certain rights to the holders of our then-outstanding convertible preferred stock, which automatically converted into shares of common stock immediately prior to the completion of our IPO, including certain registration rights with respect to the registrable securities held by them.

In addition, the Rights Agreement imposed certain affirmative obligations on us, including, among other things, our obligation to grant each investor who held shares of our convertible preferred stock a right of first refusal with respect to certain issuances of our capital stock, excluding the shares sold in our IPO, and granted certain information and inspection rights to such investors. Each of these other obligations terminated in connection with the completion of our IPO.

Voting Agreement

In May 2024, in connection with the issuance and sale of our Series C preferred stock, we entered into the Voting Agreement under which certain holders of our capital stock, including certain holders of 5% or more of our capital stock, entities affiliated with certain of our directors and certain of our directors and executive officers, agreed to vote in a certain way on certain matters, including with respect to the election of directors.

Pursuant to the Voting Agreement, (i) Vickers Venture Fund VI (Plan) L.P. had the right to designate one member to be elected to our Board and (ii) Decheng Capital, LLC had the right to designate one member to be elected to our Board. The Voting Agreement terminated by its terms in connection with the completion of our IPO and none of our stockholders have any continuing rights regarding the election or designation of members of our Board.

Right of First Refusal and Co-Sale Agreement

In May 2024, in connection with the issuance and sale of our Series C preferred stock, we entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Co-Sale Agreement”) with holders of our convertible preferred stock, including certain holders of 5% or more of our capital stock and entities affiliated with certain of our directors, pursuant to which we had a right of first refusal, and certain holders satisfying an ownership threshold of convertible preferred stock had a right of first refusal and co-sale, in respect of certain sales of securities by specified holders of convertible preferred stock. The Co-Sale Agreement terminated by its terms in connection with the completion of our IPO.

Management Rights Letters

In connection with the issuance and sale of our Series C preferred stock, we entered into a management rights letter with Decheng Capital Global Life Sciences Fund IV, L.P. and its affiliates, pursuant to which such entities were granted certain management rights, including the right to consult with and advise our management on significant business issues, review our annual operating plans, examine our books and records and inspect our facilities. Such management rights letter terminated by its terms in connection with the completion of our IPO.

Employment Arrangements

We have entered into employment agreements and offer letters with certain of our executive officers. For more information regarding these agreements with our executive officers, see “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Arrangements with Executive Officers” of this Proxy Statement.

Equity Grants

We have granted options to purchase shares of our common stock to certain of our executive officers and directors. For more information regarding the options granted to our executive officers and directors, see “Director Compensation” of this Proxy Statement.

Indemnification Agreements

We have entered into indemnification agreements with certain of our current directors and executive officers. The indemnification agreements, the Certificate of Incorporation and our bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. For more information regarding these agreements, see “Executive Compensation-Limitations on Liability and Indemnification” of this Proxy Statement.

Related Person Transaction Policy

Our Board has adopted a written related person transaction policy, which became effective upon the closing of our IPO, setting forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any officer, director (or nominee to become a director) or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members. In reviewing and approving any such transactions, the Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section were entered into prior to the effectiveness of this written related person transaction policy, but all were approved by our Board considering similar factors to those described above.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Effective upon the completion of our IPO, our non-employee directors are compensated in accordance with our non-employee director compensation program (the “Director Compensation Program”). Pursuant to the Director Compensation Program, our non-employee directors receive cash compensation, paid quarterly in arrears, as follows:

•
each non-employee director receives a cash retainer in the amount of $40,000 per year;
•
the independent Chairperson of our Board or Lead Independent Director, as applicable, receives an additional cash retainer of $30,000 per year;
•
the Chairperson of the Audit Committee receives a cash retainer in the amount of $20,000 per year for such Chairperson’s service on the Audit Committee;
•
each non-Chairperson member of the Audit Committee receives a cash retainer in the amount of $10,000 per year for such member’s service on the Audit Committee;
•
the Chairperson of the Compensation Committee receives a cash retainer in the amount of $12,000 per year for such Chairperson’s service on the Compensation Committee;
•
each non-Chairperson member of the Compensation Committee receives a cash retainer in the amount of $6,000 per year for such member’s service on the Compensation Committee;
•
the Chairperson of the Nominating and Corporate Governance Committee receives a cash retainer in the amount of $10,000 per year for such Chairperson’s service on the Nominating and Corporate Governance Committee; and
•
each non-Chairperson member of the Nominating and Corporate Governance Committee receives a cash retainer in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.

Each non-employee director may elect, on an annual basis, to convert all or a portion of such non-employee director’s annual retainer into a number of restricted stock units granted under the 2025 Plan, which will be fully vested on the date of grant, and settlement of the restricted stock units may be deferred at the election of the non-employee director.

Pursuant to the Director Compensation Program, each non-employee director who is initially elected or appointed to our Board following the completion of our IPO was automatically granted an option (“Initial Grant”) under the 2025 Plan to purchase that number of shares of our common stock equal to (i) $500,000, divided by (ii) the per share grant date fair value of the option award. Each Initial Grant vests as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through the applicable vesting date. In addition, on the date of each annual meeting of our stockholders following the completion of our IPO, each non-employee director, other than a non-employee director receiving an Initial Grant at such annual meeting, who continues to serve as a non-employee director immediately following such annual meeting will automatically be granted an option (“Full Annual Grant”) under the 2025 Plan to purchase that number of shares of our common stock equal to (i) $250,000, divided by (ii) the per share grant date fair value of the option award. Notwithstanding the foregoing, if a non-employee director is first elected or appointed to our Board on a date other than the date of an annual meeting, then, at the next annual meeting following such non-employee director’s election or appointment, in lieu of a Full Annual Grant, such non-employee director will be granted a pro-rata portion of such Full Annual Grant based on the number of full months between such non-employee director’s initial election or appointment to our Board and the date of the first annual meeting immediately following such initial election or appointment to our Board (“Partial Annual Grant”). Each Full Annual Grant and each Partial Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date and (ii) immediately prior to the annual meeting of our stockholders following the date of grant, subject to continued service through the applicable vesting date. In addition, upon a Change in Control (as defined in the 2025 Plan), all outstanding equity awards granted under the 2025 Plan (or any other equity incentive plan maintained by us) that are held by a non-employee director will become fully vested and/or exercisable irrespective of any other provisions of such non-employee director’s award agreements.

The Director Compensation Program also provides that we reimburse each non-employee director for all reasonable, documented, out-of-pocket travel and other business expenses incurred by such non-employee director in the performance of such non-employee director’s duties to us in accordance with our applicable expense reimbursement policies and procedures in effect from time to time.

The following table sets forth information for the year ended December 31, 2025 regarding the compensation awarded to, earned by or paid to persons who served as our directors during 2025 who are not named executive officers.

	Fees Earned or Paid in Cash	Option Awards	All Other Compensation
Name(1)	($)	($)(2)	($)	Total ($)
Jeffrey Chi, Ph.D.	72,750	536,120	—	608,870
Roy D. Baynes, M.D., Ph.D.	48,374	277,568	—	325,942
Susan E. Graf	61,562	277,568	—	339,130
Victor Tong, Jr.	52,753	536,120	—	588,873

(1)
As of December 31, 2025, our then-serving non-employee directors held unexercised stock options with respect to the following number of shares of our common stock: Dr. Chi: 61,017 shares, Dr. Baynes: 60,010 shares, Ms. Graf: 60,010 shares and Mr. Tong: 61,017 shares.
(2)
The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to our directors during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our audited consolidated financial statements included in the Form 10-K. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such awards.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages as of July [___], 2026.

Name	Age	Position(s)
Tien-Li Lee, M.D.	51	Chief Executive Officer and Director
Manasi Jaiman, M.D., M.P.H.	45	Chief Medical Officer
Nelson Sun	49	Chief Financial Officer and Chief Operating Officer

The biographical information of Dr. Lee is included above under “Proposal No. 1 Election of Directors.”

Manasi Jaiman, M.D., M.P.H. has served as our Chief Medical Officer since September 2024. Prior to joining us, from October 2022 to March 2024, Dr. Jaiman was Vice President, Clinical Development and Platform Lead at Vertex Pharmaceuticals Incorporated (Nasdaq: VRTX), and from July 2020 to July 2023, she served in various roles at ViaCyte, Inc. (Nasdaq: VCYT), a biotechnology company, including as its Chief Medical Officer and Vice President of Clinical Development, where she developed novel approaches in cell therapy. Prior to that, she served as Senior Medical Director and Medical Director at Covance/LabCorp, a CRO. Previously, from July 2014 to September 2020, she was an attending physician at Harvard Medical School and Massachusetts General Hospital, where she was responsible for the clinical care of pediatric endocrinology patients, including those with diabetes, metabolic disease, obesity and Prader-Willi Syndrome. She also served as a co-investigator for several trials developing the bionic pancreas at Massachusetts General Hospital. Dr. Jaiman received her M.D. from Medical University of South Carolina, her M.P.H. from Tulane University School of Public Health and Tropical Medicine and her B.S. in Psychology from the University of South Carolina, Honors College. She completed her pediatric residency at Dartmouth-Hitchcock Medical Center and her pediatric endocrinology fellowship, which focused on type 1 diabetes research, at Massachusetts General Hospital.

Nelson Sun has served as our Chief Financial Officer since June 2019 and additionally as our Chief Operating Officer since February 2026. Mr. Sun has more than 20 years’ experience in financial management, business operations, and corporate strategy, with various leadership roles at private equity firms. Prior to joining us, Mr. Sun served as an Operating Partner at Dubilier & Company from 2011 to 2019, where he assessed underperforming assets and strategic acquisition opportunities, alongside providing executive level oversight to portfolio companies spanning business operations, financial planning, and strategic exits. From 2005 to 2011, Mr. Sun served as a Vice President at Valor Equity Partners, where he worked on mergers and acquisitions, portfolio management, as well as provided executive level oversight to portfolio companies including operations leadership, corporate strategy, financial management, and operational scalability. Earlier in his career, he worked in financial valuation analysis and transaction support at Dubilier & Company, in product management at National Electronics Warranty, and in business development at Revbox.com. Mr. Sun received his M.B.A. in Finance from The Wharton School, his M.A. in International Studies from the School of Arts and Sciences at the University of Pennsylvania and his B.A. in Literature/Writing from the University of California, San Diego.

EXECUTIVE COMPENSATION

The following is a discussion of compensation arrangements of our named executive officers. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our named executive officers for the year ended December 31, 2025 were as follows:

•
Tien-Li Lee, M.D., our Chief Executive Officer;
•
Nelson Sun, our Chief Financial Officer (note that Mr. Sun was appointed as our Chief Operating Officer as well effective February 2026); and
•
Manasi Jaiman, M.D., M.P.H., our Chief Medical Officer.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation for services rendered in all capacities that was awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2025 and 2024.

Name and principal		Salary	Bonus	Option Awards	Non- Equity Incentive Plan Compensation	All Other Compensation	Total
position	Year	($)	($)	($)(1)	($)(2)	($)	($)
Tien-Li Lee, M.D.	2025	630,788	—	5,093,026	342,870	—	6,066,684
Chief Executive Officer	2024	422,989	111,000	203,223	167,976	1,134	906,322
Nelson Sun(3)	2025	432,654	—	1,944,646	170,646	—	2,547,946
Chief Financial Officer and Chief Operating Officer
Manasi Jaiman, M.D., M.P.H.(4)	2025	495,962	—	1,177,014	197,077	—	1,870,053
Chief Medical Officer	2024	150,577	—	609,668	52,212	—	812,457

(1)
The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 7 to our audited consolidated financial statements included in the Form 10-K. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such awards. See the subsection titled “—Narrative Disclosure to Summary Compensation Table—Equity-Based Incentive Awards” below for additional detail.
(2)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent annual performance-based cash bonuses (see the subsection titled “—Narrative Disclosure to Summary Compensation Table—Annual Bonuses” below for additional detail).
(3)
In accordance with SEC guidance, compensation information for Mr. Sun for fiscal year 2024 has not been included in this table because Mr. Sun was not a named executive officer for fiscal year 2024.
(4)
Dr. Jaiman was appointed and joined our company as our Chief Medical Officer in September 2024.

Narrative Disclosure to Summary Compensation Table

Arrangements with Executive Officers

We have entered into offer letters with each of our named executive officers. The material terms of the offer letters are described below.

Lee Offer Letter and Compensation

We entered into an offer letter with Dr. Lee (the “Lee Offer Letter”) dated July 24, 2019, pursuant to which Dr. Lee serves as our Chief Executive Officer and President. Under the Lee Offer Letter, Dr. Lee’s annual base salary was initially set at $300,000, which was increased to $370,000 in 2023 and was further increased to $468,000 effective June 28, 2024. Dr. Lee’s employment with us is at-will, and either we or Dr. Lee may terminate the terms and conditions of the employment relationship at any time, with or without cause and with or without notice.

The Lee Offer Letter also provides for reimbursement of reasonable, actual and documented out-of-pocket expenses incurred in connection with Dr. Lee’s employment.

Effective June 28, 2024, Dr. Lee’s discretionary annual target bonus was established at 40% of his annual base salary.

Effective upon the completion of our IPO, Dr. Lee’s base salary was increased to $650,000 per year and his discretionary annual target bonus was increased to 55% of his annual base salary.

Sun Offer Letter and Compensation

We entered into an offer letter with Mr. Sun (the “Sun Offer Letter”) dated August 23, 2021, pursuant to which Mr. Sun serves as our Chief Financial Officer. Under the Sun Offer Letter, Mr. Sun’s annual base salary was set at $240,000, which was increased to $290,000 effective June 28, 2024. Mr. Sun’s employment with us is at-will, and either we or Mr. Sun may terminate the terms and conditions of the employment relationship at any time, with or without cause and with or without notice.

In accordance with the Sun Offer Letter, on September 1, 2021, we issued Mr. Sun an option to purchase an aggregate of 44,253 shares of our common stock, with an exercise price equal to $3.06 per share. The shares of common stock subject to such option vest in equal monthly installments over a period of 48 months from the vesting commencement date of September 1, 2021, subject to Mr. Sun providing continuous service (as defined in the 2017 Plan) to our company on each such vesting date, inclusive.

The Sun Offer Letter also provides for reimbursement of reasonable, actual and documented out-of-pocket expenses incurred in connection with Mr. Sun’s employment.

Effective June 28, 2024, Mr. Sun’s discretionary annual target bonus was established at 30% of his annual base salary.

Effective upon the completion of our IPO, Mr. Sun’s base salary was increased to $450,000 per year and his discretionary annual target bonus was increased to 40% of his annual base salary.

Jaiman Offer Letter and Compensation

We entered into an offer letter with Dr. Jaiman (the “Jaiman Offer Letter”) dated August 23, 2024, pursuant to which Dr. Jaiman serves as our Chief Medical Officer. Under the Jaiman Offer Letter, Dr. Jaiman’s annual base salary was set at $450,000 and her annual target bonus was set at 35% of her annual base salary. Dr. Jaiman’s employment with us is at-will, and either we or Dr. Jaiman may terminate the terms and conditions of the employment relationship at any time, with or without cause and with or without notice.

In accordance with the Jaiman Offer Letter, on September 1, 2024, we issued Dr. Jaiman an option to purchase an aggregate of 177,012 shares of our common stock, with an exercise price equal to $4.24 per share (the “Jaiman Initial Option”). 25% of the shares of common stock subject to the Jaiman Initial Option will vest on the one year anniversary of the vesting commencement date of September 1, 2024, and 1/48th of the shares subject to the Jaiman Initial Option will vest in equal monthly installments thereafter, in each case subject to Dr. Jaiman providing continuous service (as defined in the 2017 Plan) to our company on each such vesting date, inclusive.

The Jaiman Offer Letter also provided for certain severance benefits, which were superseded by the Severance Plan when it became effective in connection with the completion of our IPO and is described in the subsection “—Potential Payments Upon Termination or Change in Control—Severance Plan” below.

Effective upon the completion of our IPO, Dr. Jaiman’s base salary was increased to $500,000 per year and her discretionary annual target bonus was increased to 40% of her annual base salary.

Annual Bonuses

Our named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve corporate milestones and to reward our executives for individual achievement towards these milestones. The annual performance-based bonus that each named executive officer is eligible to receive is based on the extent to which we achieve corporate milestones, as well as the applicable named executive officer’s discretionary annual target bonus percentage. In February 2026, the Board, upon the recommendation of the compensation committee, determined that we had achieved 100% of the 2025 corporate goals for purposes of the 2025 annual performance-based bonuses. Based on the determination of 100% corporate goal achievement, our named executive officers were awarded the following bonuses for achievement at their respective target bonus, as follows:

	2025 Compensation ($)	Bonus Target Percentage	Bonus ($)
Tien-Li Lee, M.D.	630,788	55%	342,870
Nelson Sun	432,654	40%	170,646
Manasi Jaiman, M.D., M.P.H.	495,962	40%	197,077

Equity-Based Incentive Awards

On June 11, 2025, our Board approved the following stock option grants to our named executive officers under the 2025 Plan with a grant date of June 11, 2025, which grants are subject to the terms and conditions of the 2025 Plan and the applicable form of stock option agreement approved for use thereunder. The exercise price of the following stock option grants is $11.29 per share, with 1/48th of the total amount of the shares vesting each month after the grant date, subject to the executive officer’s providing continuous service (as defined in the 2025 Plan) through the applicable vesting date (each inclusive); provided that the vesting of the options shall be accelerated in full contingent upon, and effective as of, a change in control (as defined in the 2025 Plan) during such named executive officer’s continuous service.

Shares Subject to Stock Options
Tien-Li Lee, M.D.	549,534
Nelson Sun	209,826
Manasi Jaiman, M.D., M.P.H.	126,999

Potential Payments Upon Termination or Change in Control

As of December 31, 2025, other than the Severance Plan (described below), we did not have any arrangements or agreements with any of our named executive officers that provide for payments to any of our named executive officers upon termination or change in control. The Severance Plan superseded the severance provisions included in the Jaiman Offer Letter.

Severance Plan

Each of our current executive officers are eligible to receive benefits under the terms of the Aardvark Therapeutics, Inc. Severance Plan (“Severance Plan”) adopted by our Board in December 2024. The Severance Plan provides that upon (i) a termination of an eligible participant’s employment with us that is effected by us without “cause,” as defined in the Severance Plan (and other than due to death or disability), or (ii) a resignation by an eligible participant for “good reason,” as defined in the Severance Plan, in each case outside of the time period beginning with the date three months prior to the date on which a change in control (as defined in the Severance Plan) occurs and ending 12 months following the change in control, or the “change in control period,” an eligible participant will be entitled to receive, subject to, among other things, the execution, delivery and effectiveness of a customary release of claims in our favor, (a) continued base salary for a period of nine months at the rate in effect on the date of such participant’s termination, and (b) reimbursement of premiums for the eligible participant’s continued coverage under our health insurance plans for up to nine months.

The Severance Plan also provides that upon (i) a termination of an eligible participant’s employment with us that is effected by us without “cause” (and other than due to death or disability) or (ii) a resignation by an eligible participant for “good reason,” in each case within the change in control period, the eligible participant will be entitled to receive, subject to, among other things, the execution, delivery and effectiveness of a customary release of claims in our favor, (a) continued base salary for a period of 12 months at the rate in effect on the date of such participant’s termination, (b) an additional cash lump sum payment equal to the participant’s target annual bonus for the year of termination, (c) reimbursement of premiums for the eligible participant’s continued coverage under our health insurance plans for up to 12 months, and (d) accelerated vesting of outstanding and unvested equity awards held by such participant (with performance-based awards vesting at the higher of target (100%) level of performance or actual achievement measured as of the date of the change in control).

The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). These payments and benefits may also subject an eligible participant, including our current executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the recipient.

Perquisites, Health, Welfare and Retirement Plans and Benefits

All of our named executive officers are eligible to participate in our employee benefit plans offered to similarly situated employees, including medical, dental, vision, disability, life insurance and 401(k) plans. We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in the best interests of our company and our stockholders.

Clawback Policy

Our Board has adopted a clawback policy that complies with recently enacted SEC rules and Nasdaq Rules. Our clawback policy provides for our recovery of erroneously awarded incentive-based compensation from our current and former executive officers (as defined in Rule 10D-1 promulgated under the Exchange Act and Nasdaq Rule 5608) who were employed by us during the applicable recovery period. Under the policy, if we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, we shall promptly demand in writing and recoup the amount of any incentive-based compensation received by the applicable executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement. The amount to be recouped is that which exceeds the amount of incentive-based compensation that otherwise would have been received by the applicable executive had such compensation been determined based on the restated amounts in the accounting restatement. Incentive-based compensation includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of one or more measures derived from our financial statements. The Compensation Committee administers our clawback policy and will have the authority to determine the amount of recoverable compensation and manner of recovery.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2025:

			Option Awards(1)
	Grant	Vesting Commencement	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration
Name	Date	Date	(#)	(#)	($)	Date
Tien-Li Lee, M.D.	7/21/2024(1)	6/27/2024	3,688	36,878	$4.24	7/20/2034
	6/11/2025(2)	6/11/2025	—	549,534	$11.29	6/10/2035
Nelson Sun	7/21/2024(1)	6/27/2024	7,170	16,549	$4.24	7/20/2034
	6/11/2025(2)	6/11/2025	—	209,826	$11.29	6/10/2035
Manasi Jaiman, M.D., M.P.H.	9/1/2024(2)	9/1/2024	55,316	121,696	$4.24	8/31/2034
	6/11/2025(2)	6/11/2025	—	126,999	$11.29	6/10/2035

(1)
1/48th of the shares subject to the options vested on the date that is one month following the vesting commencement date and an additional 1/48th of the shares subject to the options shall vest on the same date of each month thereafter, subject to the named executive officer’s continued service to us through each vesting date.
(2)
25% of the shares subject to the option vested or vest one year after the vesting commencement date, and 1/48th of the shares subject to the option vested or vest monthly thereafter subject to the executive’s continued service to us through each vesting date.

Equity Compensation Plans

2025 Equity Incentive Plan

In connection with the IPO, our Board adopted, and our stockholders approved, the 2025 Plan, which went into effect on February 11, 2025. The purpose of the 2025 Plan is to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our common stock through the granting of awards. At the time the 2025 Plan became effective, no further grants may be made under the 2017 Plan.

2025 Inducement Equity Incentive Plan

In May 2025, we adopted the 2025 Inducement Plan, which will be used exclusively for the grant of equity awards as a material inducement for individuals to commence employment at the Company in compliance with Nasdaq Listing Rule 5635(c)(4).

2025 Employee Stock Purchase Plan

In connection with the IPO, our Board adopted, and our stockholders approved, the 2025 Employee Stock Purchase Plan (the “2025 ESPP”). The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our related corporations. The 2025 ESPP includes two components. One component is designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code (the “423 Component”), and accordingly, it will be construed in a manner that is consistent with the requirements of Section 423 of the Code. We intend (but make no undertaking or representation to maintain) the 423 Component to qualify as an employee stock purchase plan, as that term is defined in Section 423(b) of the Code. The other component permits the grant of purchase rights that do not qualify for such favorable tax treatment (the “Non-423 Component”), in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the United States while complying with applicable foreign laws, and except as otherwise provided in the 2025 ESPP or determined by our Board, it will operate and be administered in the same manner as the 423 Component.

Equity Award Timing Procedures

In accordance with Item 402(x) of Regulation S-K under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public information (“MNPI”). Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally expect the Compensation Committee to approve and grant equity awards to our executive officers annually. Additionally, our insider trading policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

During the year ended December 31, 2025, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

Limitations on Liability and Indemnification

The Certificate of Incorporation and our bylaws provide that, to the fullest extent permitted by law, we will indemnify any officer or director of our company against all damages, claims and liabilities arising out of the fact that the person is or was our officer or director, or served any other enterprise at our request as an officer or director. Amending this provision will not reduce our indemnification obligations relating to actions taken before an amendment. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:

•
any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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as a director, unlawful payments of dividends or unlawful stock repurchases or redemptions;
•
as an officer, derivative claims brought on behalf of the corporation by a stockholder; or
•
any transaction from which the director or officer derived an improper personal benefit.

We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding.

We believe that the Certificate of Incorporation and the bylaws provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in the Certificate of Incorporation and our bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Compensation Committee Interlocks

None of the members of the Compensation Committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or the compensation committee of any entity that has one or more executive officers on our Board or the Compensation Committee.

Rule 10b5-1 Plans

Our directors, officers and key employees may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate a Rule 10b5-1 plan, subject to certain requirements. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of MNPI, subject to compliance with the terms of our insider trading policy and any applicable Rule 10b5-1 guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of June 18, 2026 (the Record Date), by:

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each of our named executive officers;
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each of our directors and director nominees;
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all of our executive officers and directors as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 21,884,158 shares of common stock outstanding on June 18, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or that will become exercisable or otherwise vest within 60 days of June 18, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, CA 92122.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned (%)
5% or Greater Stockholders:
Entities affiliated with Decheng Capital Global Life Sciences Fund IV, L.P.(1)	3,917,299	17.9%
Vickers Venture Fund VI Pte. Ltd.(2)	2,050,902	9.4%
Dr. Finian Tan(3)	1,861,258	8.5%
Christopher Ho(4)	1,694,894	7.7%
Entities affiliated with Citadel Advisors LLC(5)	1,192,971	5.5%
Jane Wu Lee, M.D.(6)	3,198,214	14.5%
Named Executive Officers and Directors:
Tien-Li Lee, M.D.(7)	3,198,214	14.5%
Nelson Sun(8)	538,483	2.5%
Manasi Jaiman, M.D., M.P.H.(9)	123,829	*
Jeffrey Chi, Ph.D. (10)	23,541	*
Roy D. Baynes, M.D., Ph.D.(11)	42,185	*
Susan E. Graf(12)	43,414	*
Victor Tong, Jr. (13)	23,541	*
All executive officers and directors as a group (7 persons)(14)	3,993,207	17.8%

* Represents beneficial ownership of less than 1%.

(1)
Consists of (i) 2,958,887 shares of our common stock held by Decheng Capital Global Life Sciences Fund IV, L.P. (“Fund IV”), and (ii) 958,412 shares of our common stock held by Decheng Capital Global Healthcare Fund (Master), LP (“Healthcare”). Decheng Capital Management IV (Cayman), LLC (“GP IV”) is the general partner of Fund IV and shares voting and investment authority over the shares held by Fund IV. Decheng Capital Global Healthcare GP, LLC (“Healthcare GP”) is the general partner of Healthcare and shares voting and investment authority over the shares held by Healthcare. Dr. Xiangmin Cui is the manager of GP IV and the indirect managing member and ultimate beneficial owner of Healthcare GP. Dr. Cui shares voting and investment authority over the shares held by each of Fund IV and Healthcare. The address of Fund IV and Healthcare Fund is c/o Decheng Capital, 3000 Sand Hill Road, Building 2, Suite 110, Menlo Park, CA 94025. Information in this footnote is as of February 12, 2025, and is based solely on a Schedule 13G filed with the SEC by Fund IV, GP IV, Healthcare, Healthcare GP and Dr. Cui on February 24, 2025.
(2)
Vickers Venture Fund VI Pte. Ltd. (“Vickers Pte”) has two shareholders that each control the voting and disposition of an allocable portion of its securities, one of which is Vickers Venture Global Deep-tech Fund II (CI) L.P., which is managed by its general partner Vickers Venture Partners VI (CI) Ltd., which is in turn managed by its directors, being Dr. Finian Tan and Christopher Ho. Each of Dr. Tan and Mr. Ho disclaims beneficial ownership of the securities held by Vickers Pte, except to the extent of his respective proportionate pecuniary interest therein. The address of Vickers Pte is 1 Harbourfront Avenue, #16-06, Keppel Bay Tower Singapore 098632. Information in this footnote is as of February 12, 2025, and is based solely on a Schedule 13G filed with the SEC by Dr. Finian Tan, Christopher Michael Ho and Vickers Pte on February 24, 2025.
(3)
Consists of (i) 20,000 shares held directly by Dr. Tan, (ii) 13,000 shares held by Dr. Tan’s wife, (iii) 247,818 shares held by Vickers Venture Global Deep-tech Fund I L.P. (“Vickers Deep-tech”), (iv) 225,354 shares held by Vickers Venture Fund VI (Plan) Pte. Ltd. (“Vickers Plan”), (v) 1,221,722 shares held by Vickers Pte and (vi) 133,364 shares held by Vickers Venture Co-investment LLC (“Vickers Co-investment”). Vickers Deep-tech is managed by its general partner Vickers Venture Partners V Ltd. which is in turn managed by its directors, Dr. Tan and Mr. Ho. The sole shareholder of Vickers Plan is Vickers Venture Global Deep-tech Fund II (Plan) L.P. Vickers Venture Global Deep-tech Fund II (Plan) L.P. is managed by its general partner Vickers Venture Partners VI (CI) Ltd which is in turn managed by its directors, Dr. Tan and Mr. Ho. Vickers Pte has two shareholders that each control the voting and disposition of an allocable portion of its securities, one of which is Vickers Venture Global Deep-tech Fund II (CI) L.P., which is managed by its general partner Vickers Venture Partners VI (CI) Ltd. which is in turn managed by its directors, being Dr. Tan and Mr. Ho. Vickers Co-investment is managed by Vickers Venture Partners (S) Pte. Ltd. which is in turn managed by its two directors, one of which is Dr. Tan. Each of Dr. Tan and Mr. Ho disclaims beneficial ownership of the securities held by such entities, except to the extent of his respective proportionate pecuniary interest therein. Dr. Tan’s address is 1 Harbourfront Avenue, #16-06, Keppel Bay Tower Singapore 098632. Information in this footnote is as of February 12, 2025, and is based solely on a Schedule 13G filed with the SEC by Dr. Finian Tan, Christopher Michael Ho and Vickers Pte on February 24, 2025.
(4)
Consists of (i) 247,818 shares held by Vickers Deep-tech, (ii) 225,354 shares held by Vickers Plan and (iii) 1,221,722 shares held by Vickers Pte. Vickers Deep-tech is managed by its general partner Vickers Venture Partners V Ltd. which is in turn managed by its directors, Dr.

Tan and Mr. Ho. The sole shareholder of Vickers Plan is Vickers Venture Global Deep-tech Fund II (Plan) L.P. Vickers Venture Global Deep-tech Fund II (Plan) L.P. is managed by its general partner Vickers Venture Partners VI (CI) Ltd which is in turn managed by its directors, Dr. Tan and Mr. Ho. Vickers Pte has two shareholders that each control the voting and disposition of an allocable portion of its securities, one of which is Vickers Venture Global Deep-tech Fund II (CI) L.P., which is managed by its general partner Vickers Venture Partners VI (CI) Ltd. which is in turn managed by its directors, being Dr. Tan and Mr. Ho. Each of Dr. Tan and Mr. Ho disclaims beneficial ownership of the securities held by such entities, except to the extent of his respective proportionate pecuniary interest therein. Mr. Ho’s address is 1 Harbourfront Avenue, #16-06, Keppel Bay Tower Singapore 098632. Information in this footnote is as of February 12, 2025, and is based solely on a Schedule 13G filed with the SEC by Dr. Finian Tan, Christopher Michael Ho and Vickers Pte on February 24, 2025.
(5)
Consists of (i) 1,152,375 shares of our common stock held by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), and (ii) 40,596 shares of our common stock held by Citadel Securities LLC (“Citadel Securities”). Citadel Advisors LLC (“Citadel Advisors”) is the portfolio manager for CM. Citadel Advisors Holdings LP (“CAH”) is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”) is the general partner of CAH. Citadel Securities Group LP (“CALC4”) is the non-member manager of Citadel Securities. Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. Each of Citadel Advisors, CAH and CGP may be deemed to beneficially own 1,152,375 shares of our common stock. Each of Citadel Securities, CALC4 and CSGP may be deemed to beneficially own 40,596 shares of our common stock. Mr. Griffin may be deemed to beneficially own 1,192,971 shares of our common stock. The address of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin is Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131. The information in this table and footnote shall not be construed as an admission that any of the persons listed in this footnote is the beneficial owner of any securities referenced herein other than the securities actually owned by such person (if any). Information in this footnote is as of February 12, 2025, and is based solely on a Schedule 13G filed with the SEC by Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin on February 24, 2025.
(6)
Consists of (i) 1,474,028 shares of our common stock held directly, (ii) 1,551,613 shares of our common stock held directly by Dr. Lee’s spouse, Tien-Li Lee, M.D., our Chief Executive Officer, and (iii) 172,573 shares of our common stock subject to options held by Tien-Li Lee, M.D., that are exercisable within 60 days of June 18, 2026.
(7)
Consists of (i) 1,551,613 shares of our common stock held directly, (ii) 1,474,028 shares of our common stock held directly by Dr. Lee’s spouse, Jane Wu Lee, M.D., and (iii) 172,573 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(8)
Consists of (i) 112,229 shares of our common stock held directly, (ii) 354,024 shares of our common stock held by two trusts of which Mr. Sun is the sole trustee, and (iii) 72,230 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(9)
Consists of (i) 1,971 shares of our common stock held directly and (ii) 121,858 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(10)
Consists solely of 23,541 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.

(11)
Consists solely of 42,185 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(12)
Consists solely of 43,414 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(13)
Consists solely of 23,541 shares of our common stock subject to options that are exercisable within 60 days of June 18, 2026.
(14)
Consists of the shares of our common stock beneficially owned by our current executive officers and directors shown as beneficially owned by our current executive officers and directors in the table above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table provides information on our equity compensation plans as of December 31, 2025:

	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Plan	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)(2)	2,798,430	$8.95	374,719
Equity compensation plans not approved by security holders (3)	239,983	$10.42	660,017
Total	3,038,413		1,034,736

(1)
Includes the 2017 Plan, the 2025 Plan and the 2025 ESPP, the terms of each of which are described in more detail above under “–Equity Compensation Plans.” 185,408 shares under column (c) are attributable to the 2025 ESPP.
(2)
Under the terms of the 2025 Plan, the number of shares of our common stock reserved for issuance under the 2025 Plan will automatically increase on January 1 of each calendar year beginning on January 1, 2026 and ending on January 1, 2035, in an amount equal to 5.0% of the total number of shares of our capital stock outstanding on December 31st of the immediately preceding calendar year, or a lesser number of shares determined by our Board. Under the terms of the 2025 ESPP, the number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year beginning on January 1, 2026 and ending on January 1, 2035, by the lesser of (a) 1.0% of the total number of shares of our common stock outstanding on December 31st of the immediately preceding calendar year, and (b) 645,000 shares; provided that before the date of any such increase, our Board may determine that such increase will be less than the amount set forth in (a) and (b).
(3)
Includes the 2025 Inducement Plan, the terms of which are described in more detail above under “–2025 Inducement Equity Incentive Plan.”

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Aardvark stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your broker, (2) direct your written request to: Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, Attention: Secretary, or (3) contact our Secretary at (858) 225-7696. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should: (A) contact their broker, (B) direct their written request from the Company to: Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122 Attention: Secretary, or (C) contact our Secretary at (858) 225-7696. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and certain officers, as well as persons who beneficially own more than 10% of the outstanding shares of our common stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC.

SEC regulations require us to identify in this Proxy Statement anyone who failed to file a timely required report during the most recent fiscal year. Based solely upon our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis.

Other Matters

As of the date of this Proxy Statement, our Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder of Aardvark, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Aardvark Therapeutics, Inc., 4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122, Attention: Secretary.

By Order of the Board of Directors

Tien-Li Lee, M.D.
Chairperson of the Board of Directors

July [___], 2026

aardvark therapeutics AARDVARK THERAPEUTICS, INC. 4370 LA JOLLA VILLAGE DRIVE, SUITE 1050 SAN DIEGO, CA 92122 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/AARD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V93444-P54915 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AARDVARK THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Jeffrey Chi, Ph.D. 02) Victor Tong, Jr. The Board of Directors recommends you vote FOR the following proposal For Against Abstain 2. The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C. as the independent registered public accounting firm and independent auditor of the Company for the year ending December 31, 2026. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 3. The repricing of certain stock options granted under the Aardvark Therapeutics, Inc. 2017 Equity Incentive Plan, as amended, the Aardvark Therapeutics, Inc. 2025 Equity Incentive Plan and the Aardvark Therapeutics, Inc. 2025 Inducement Equity Incentive Plan. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V93445-P54915 AARDVARK THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS AUGUST 14, 2026 9:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Tien-Li Lee, M.D. and Nelson Sun, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AARDVARK THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Pacific Time, on August 14, 2026, virtually at www.virtualshareholdermeeting.com/AARD2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. This proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side